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                                                                     Exhibit 3.2

                        THE COMMONWEALTH OF MASSACHUSETTS

                             William Francis Galvin

                          Secretary of the Commonwealth

                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

We       Owen W. Robbins                                      Vice President and
         Donald G. Leka                                       Assistant Clerk of

                  Teradyne, Inc.

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                           (EXACT Name of Corporation)

located at:   321 Harrison Avenue, Boston, Massachusetts  02118

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                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:
Article 3

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      (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on May 24, 1995, by vote of:

26,581,818    shares of Common Stock out of 37,173,315   shares outstanding,
-------------           ------------        ------------
                    type, class & series (if any)

              shares of              out of              shares outstanding, and

-------------           ------------        ------------
                    type, class & series (if any)

              shares of              out of              shares outstanding,

-------------           ------------        ------------
                    type, class & series (if any)

CROSS OUT      being at least a majority of each type, class or series
INAPPLI-       outstanding and entitled to vote thereon:1
CABLE
CLAUSE

1  For amendments adopted pursuant to Chapter 156B, Section 70.
2  For amendments adopted pursuant to Chapter 156B, Section 71.

     Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on a separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

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TO CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

               WITHOUT PAR VALUE STOCKS

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           TYPE                  NUMBER OF SHARES

---------------------------- --------------------------
COMMON:

---------------------------- --------------------------
PREFERRED:

---------------------------- --------------------------

               WITH PAR VALUE STOCKS

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           TYPE                  NUMBER OF SHARES         PAR VALUE

---------------------------- -------------------------- --------------
COMMON:                      75,000,000                 $0.125
---------------------------- -------------------------- --------------
PREFERRED:

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CHANGE the total authorized to:

               WITHOUT PAR VALUE STOCKS

---------------------------- --------------------------
           TYPE                  NUMBER OF SHARES

---------------------------- --------------------------
COMMON:

---------------------------- --------------------------
PREFERRED:

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               WITH PAR VALUE STOCKS

---------------------------- -------------------------- --------------
           TYPE                  NUMBER OF SHARES         PAR VALUE

---------------------------- -------------------------- --------------
COMMON:                      125,000,000                $0.125
---------------------------- -------------------------- --------------
PREFERRED:

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                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, section 72

                           I hereby approve the within articles of amendment
                      and, the filing fee in the amount of $50,000.00 having been paid, said articles are deemed to have been filed with me this 17th day of July, 1995

                             WILLIAM FRANCIS GALVIN

                          Secretary of the Commonwealth

                  TO BE FILLED IN BY CORPORATION

                  PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

                  TO:      Kevin M. Barry, Esq.

                           Testa, Hurwitz & Thibeault

                         53 State Street, Exchange Place
                                Boston, MA 02109

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The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:_____________________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 17th_______________ day of July_______________ in the year 1995.

/s/ Owen W. Robbins_____________________________________Executive Vice President

/s/ Donald G. Leka______________________________________Assistant Clerk